UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2022

(Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Qorvo, Inc. (the “Company”) held on August 9, 2022, the stockholders of the Company approved the Qorvo, Inc. 2022 Stock Incentive Plan (the “2022 Plan”). A description of the terms and conditions of the 2022 Plan is set forth under “Proposal 3 – Approval of the Qorvo, Inc. 2022 Stock Incentive Plan” on pages 45 through 54 of the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on June 27, 2022, which description is incorporated herein by reference.

The foregoing summary of the 2022 Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2022 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on August 9, 2022, the stockholders of the Company (i) elected each of the director nominees, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved the 2022 Plan, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2023.

The final voting results with respect to each of the four proposals are set forth below.

Proposal 1. Stockholders elected each of the nine directors below to serve a one-year term and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Against	Broker Non-Votes
Ralph G. Quinsey	73,218,845	8,345,303	10,188,578
Robert A. Bruggeworth	81,266,688	297,460	10,188,578
Judy Bruner	78,336,034	3,228,114	10,188,578
Jeffery R. Gardner	78,822,871	2,741,277	10,188,578
John R. Harding	80,709,255	854,893	10,188,578
David H. Y. Ho	80,401,100	1,163,048	10,188,578
Roderick D. Nelson	78,872,308	2,691,840	10,188,578
Dr. Walden C. Rhines	77,649,936	3,914,212	10,188,578
Susan L. Spradley	79,077,511	2,486,637	10,188,578

Proposal 2. Stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
76,576,144	4,834,695	153,309	10,188,578

Proposal 3. Stockholders approved the 2022 Plan.

For	Against	Abstain	Broker Non-Votes
76,972,365	4,500,745	91,038	10,188,578

Proposal 4. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2023.

For	Against	Abstain
91,392,193	253,865	106,668

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Qorvo, Inc. 2022 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Grant A. Brown
Grant A. Brown

Vice President of Treasury and Interim Chief Financial Officer

Date: August 10, 2022